Novopelle Diamond, LLC

Financial Statements

For the period from January 31, 2018 (inception) to

December 31, 2018

(With Report of Independent Registered

Public Accounting Firm Thereon)

NOVOPELLE DIAMOND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Novopelle Diamond, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Novopelle Diamond, LLC (the Company) as of December 31, 2018, and the related statement of operations, members’ equity, and cash flows for the period from January 31, 2018 (inception) through December 31, 2018, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the period from January 31, 2018 (inception) through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

We have served as the Company’s auditor since 2019.

Houston, TX

August 15, 2019

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NOVOPELLE DIAMOND, LLC

Balance Sheet

December 31, 2018

Assets
Current assets:
Cash	$18,796
Prepaid expenses	8,866
Total current assets	27,662

Property and equipment:
Construction in progress-leasehold improvements	85,016
Furniture	1,462
Total property and equipment	86,478
Accumulated depreciation and amortization	-
Net property and equipment	86,478

Other assets	9,210
Total assets	$123,350

Liabilities and Members’ Equity

Current liabilities:
Deferred lease liability	$7,650
Short-term notes payable to related parties	121,084
Total liabilities	128,734

Members’ equity:
Members equity	2,136
Retained earnings (deficit)	(7,520)
Total members’ equity (deficit)	(5,384)

Total liabilities and members’ equity (deficit)	$123,350

See accompanying notes to financial statements.

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NOVOPELLE DIAMOND, LLC

Statement of Operations

From January 31, 2018 (inception) to December 31, 2018

Revenues	$35,913
Cost of sales	8,895
Gross margin	27,018

Operating expenses:
Sales and marketing expenses	10,225
General and administrative expenses	13,722
Total operating expenses	23,947

Operating income	3,071

Other expenses - interest expense	(10,591)

Net loss	$(7,520)

See accompanying notes to financial statements.

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NOVOPELLE DIAMOND, LLC

Statement of Members’ Equity

From January 31, 2018 (inception) to December 31, 2018

			Total
	Members	Retained	members’
	equity	earnings	equity

Balance, January 31, 2018	$-	$-	$-

Imputed interest	2,136	-	2,136

Net loss	-	(7,520)	(7,520)

Balance, December 31, 2018	$2,136	$(7,520)	$(5,384)

See accompanying notes to financial statements.

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NOVOPELLE DIAMOND, LLC

Statement of Cash Flows

From January 31, 2018 (inception) to December 31, 2018

Cash flows from operating activities:
Net loss	$(7,520)
Adjustments to reconcile net loss to net cash used in operating activities:
Imputed interest expense	2,136
(Increase) decrease in operating assets:
Prepaid expenses	(8,866)
Other assets	(9,210)
(Decrease) increase in operating liabilities:
Deferred lease liability	7,650
Net cash used in operating activities	(15,810)

Cash flows from investing activities:
Capital expenditures for property and equipment	(42,276)
Net cash used in investing activities	(42,276)

Cash flows from financing activities:
Proceeds from short-term borrowings from related parties	119,306
Repayment of short-term borrowings from related parties	(42,424)
Proceeds from short-term borrowings	7,000
Repayment of short-term borrowings	(7,000)
Net cash provided by financing activities	76,882

Net increase cash	18,796

Cash at beginning of year	-
Cash at end of year	$18,796

Supplemental schedule of cash flow information:
Interest paid	$8,455

Taxes paid	$-

Non-cash investing and financing transactions:
Leasehold improvement purchases financed	$44,202

See accompanying notes to financial statements.

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NOVOPELLE DIAMOND, LLC

Notes to Financial Statements

For the Period from January 1, 2018 (inception) to December 31, 2018

Note 1 – Summary of Significant Accounting Policies

Organization, Ownership and Business

Novopelle Diamond, LLC is a limited liability company incorporated in the State of Texas on January 31, 2018. The Company began operations in June 2018 as a medical spa. The Company owns and operates a Novopelle branded medical spa facility located in McKinney, TX and has been granted an exclusive license with Novo MedSpa Addison Corporation to establish additional Novopelle branded facilities across the United States and abroad.

Novopelle is a Texas based physician-supervised medical spa & wellness clinic. Novopelle initially started its operations offering only laser hair removal services and has since evolved to offer a full menu of wellness services including anti-aging, weight loss, and skin rejuvenation treatments.

Management’s Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash and Equivalents

The Company considers cash and equivalents to include cash on hand and certificates of deposits with banks with an original maturity of three months or less, that The Company intends to convert.

Accounts Receivable

Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

Allowance for Doubtful Accounts

The Company extends credit to customers and other parties in the normal course of business. The Company regularly reviews outstanding receivables and provides for estimated losses through an allowance for doubtful accounts. In evaluating the level of established reserves, The Company makes judgments regarding its customers’ ability to make required payments, economic events and other factors. As the financial condition of these parties change, circumstances develop or additional information becomes available, adjustments to the allowance for doubtful accounts may be required. When the Company determines that a customer may not be able to make required payments, the Company increases the allowance through a charge to income in the period in which that determination is made.

Inventories

Inventories are valued at the lower-of-cost or market on a first-in, first-out basis and includes the cost of the inventories and freight. The Company assesses the reliability of its inventories based upon specific usage and future utility. A charge to income is taken when factors that would result in a need for a reduction in the valuation, such as excess or obsolete inventory, are noted.

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NOVOPELLE DIAMOND, LLC

Notes to Financial Statements

For the Period from January 1, 2018 (inception) to December 31, 2018

Investment Securities

The Company accounts for its investments in accordance with ASC 320-10, “Investments in Debt and Equity Securities.” Management determines the appropriate classification of its investments in marketable securities at the time of purchase and reevaluates such determination at each balance sheet date. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Debt securities for which the Company does not have the intent or ability to hold to maturity and equity securities not classified as trading securities are classified as available-for-sale. The cost of investments sold is determined on the specific identification or the first-in, first-out method. Trading securities are reported at fair value with unrealized gains and losses recognized in earnings, and available-for-sale securities are also reported at fair value but unrealized gains and losses are included in stockholders’ equity. Management determines fair value of its investments based on quoted market prices at each balance sheet date.

Property, Plant, Equipment, Depreciation, Amortization and Long-Lived Assets

Long-lived assets include:

Property, Plant and Equipment – Assets acquired in the normal course of business are recorded at original cost and may be adjusted for any additional significant improvements after purchase. We depreciate the cost evenly over the assets’ estimated useful lives. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense.

Identifiable intangible assets – These assets are recorded at acquisition cost. Intangible assets with finite lives are amortized evenly over their estimated useful lives.

At least annually, we review all long-lived assets for impairment. When necessary, we record changes for impairments of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets.

If the carrying amount of a reporting unit exceeds its fair value, we measure the possible goodwill impairment based upon an allocation of the estimate of fair value of the reporting unit to all of the underlying assets and liabilities of the reporting unit, including any previously unrecognized intangible assets (Step Two Analysis). The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities (“carrying amount”) is the implied fair value of goodwill.

Revenue Recognition

The Company recognizes revenue in according with Accounting Standards Codification (ASC) Topic 606. The underlying principle is that the Company recognize revenue to depict the transfer of promised goods and services to customers in an amount that they expect to be entitled to in the exchange for goods and services provided. A five-step process has been designed for the individual or pools of contracts to keep financial statements focused on this principle.

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NOVOPELLE DIAMOND, LLC

Notes to Financial Statements

For the Period from January 1, 2018 (inception) to December 31, 2018

Going Concern

The financial statements have been prepared on a going concern basis, which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company incurred a loss in 2018. The Company’s ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management plans to obtain the necessary financing to meet its obligations during 2019. These financials do not include any adjustments relating to the recoverability and reclassification of recorded asset amounts, or amounts and classifications of liabilities that might result from this uncertainty.

New Accounting Pronouncements

In May 2014, FASB issued a new accounting pronouncement regarding revenue recognition effective for reporting periods beginning after December 15, 2018. As permitted by the ASC the Company adopted this standard effective January 1, 2018.

In August 2016, FASB issued a new accounting pronouncement regarding lease accounting for reporting periods beginning after December 15, 2018. A lessee will be required to recognize on the statement of financial position the assets and liabilities for leases with terms of more than twelve months. Management is currently evaluating the effect this pronouncement will have on the financial statements and related disclosures.

Note 2 – Prepaid Expenses

Prepaid expenses at December 31, 2018 represents prepayments for monthly lease payments for the months of January and February 2019.

Note 3 – Construction-In-Progress - Leasehold Improvements

Construction on leasehold improvements were in progress at December 31, 2018; therefore, no amortization was taken on this asset until the asset is placed in service. Leasehold improvements were placed in service in March 2019.

Note 4 – Related Party Transactions

During the period from January 31, 2018 (inception) to December 31, 2018, two members, who are also officers of the Company, loaned and/or incurred debt for the benefit of the Company. The two members loaned the Company a total of $163,508 and repaid a total of $42,424 on the principal of the loans. $44,202 of this borrowing was used to pay for the construction in progress for leasehold improvements. The Company incurred $2,136 of imputed interest on the related party borrowing during this period, and $8,455 of actual interest paid on related borrowing for a total of $10,591 of interest expense.

Note 5- Uncertainties

The Company is subject to claims and lawsuits that arise in the ordinary course of business. Management is not aware of any litigation against the Company.

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NOVOPELLE DIAMOND, LLC

Notes to Financial Statements

For the Period from January 1, 2018 (inception) to December 31, 2018

Note 6 – Short-Term Borrowing

In November 2018, the Company borrowed $7,000 from a non-related party. The $7,000 was repaid within thirty days from the date of the loan.

Note 7 – Operating Lease Commitments

The Company has a lease for its operating facility which expire in November 2025. Future minimum lease payments under to the operating lease are detailed as follows:

Year	Amount
2019	$53,198
2020	54,066
2021	54,951
2022	55,854
2023	56,776
2024	57,715
2025	53,828
$386,388

Total rental expense for the period from January 31, 2018 (inception) to December 31, 2018 was $12,083.

Note 8 - Subsequent Events

Effective April 12, 2019, American International Holdings Corp. (“AMIH”) issued 18,000,000 shares of the Company common stock to the members (three individuals) of Novopelle Diamond, LLC (“Novopelle”), a Texas limited company, to acquire 100% of the membership interests of Novopelle. The issuance of these shares represent a change in control of The Company International Holdings Corp. Concurrent with the issuance, Jacob Cohen, Esteban Alexander and Alan Hernandez, representing the three former members of Novopelle, were elected to the board of directors and to the office of Chief Executive Officer, Chief Operating Officer and Chief Marketing officer of the AMIH, respectively.

On June 27th, 2019, the AMIH executed an exclusive license agreement with Novo MedSpa Addison Corp (“Novo Medspa”) providing the AMIH with the exclusive rights to the Novopelle brand and to establish new Novopelle branded MedSpa locations on a worldwide basis (the “Exclusive License”). In consideration for the Exclusive License, AMIH paid Novo MedSpa a one-time cash payment of $40,000 and issued to Novo MedSpa 250,000 shares of the AMIH’s common stock.

Novopelle Diamond, LLC has evaluated all subsequent events from December 31, 2018 through the issuance date of the financial statements for subsequent event disclosure consideration.

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